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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (date of earliest event reported) December 20, 2002



                              K&F INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                      33-29035               34-1614845
(State or other jurisdiction of    (Commission File Number)   (IRS Employer
        incorporation)                                       Identification No.)


                      600 Third Avenue, New York, NY 10016
           (Address of principal executive offices)    (Zip code)

                                 (212) 297-0900

              (Registrant's telephone number, including area code)

                                      N.A.
         (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS

        On December 20, 2002, K&F Industries, Inc. (the "Company") completed the transactions as described in its press release dated December 9, 2002 and reported on the Form 8-K dated December 9, 2002.

        In connection therewith, the Company issued $250 million of new 9 5/8% Senior Subordinated Notes due 2010 pursuant to a Rule 144A offering and entered into a new $30 million revolving credit facility to replace its existing credit facility.
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2002                   K&F INDUSTRIES, INC.
                                         (Registrant)

                                          By: /s/ DIRKSON R. CHARLES
                                              --------------------------------
                                              Dirkson R. Charles
                                              Chief Financial Officer